UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2026

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 5, 2026, Cloudflare, Inc. (the “Company”) reported financial results for the fiscal quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information contained in Items 2.02 and 7.01 of this report, including Exhibits 99.1 and 99.2 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 7.01    Regulation FD Disclosure.
On November 5, 2026, the Company issued a press release announcing the appointment of Christian Smith as President of Revenue of the Company, effective November 2, 2026. A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

On November 5, 2026, the Company also posted supplemental financial and other information on its investor relations website (https://cloudflare.NET).

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, the Company’s website (https://www.cloudflare.com), its investor relations website (https://cloudflare.NET), and its news site (https://www.cloudflare.com/press). The Company uses these channels, as well as social media, including its blog (https://blog.cloudflare.com), its X account (@Cloudflare), its Facebook account (@Cloudflare), and its Instagram account (@cloudflare), to communicate with investors and the public about the Company, its products, and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Cloudflare, Inc., dated November 5, 2026, announcing financial results for the fiscal quarter ended September 30, 2026
99.2	Press Release Issued by Cloudflare, Inc., dated November 5, 2026, announcing the appointment of Christian Smith as President of Revenue
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: November 5, 2026	By:	/s/ Alissa Starzak
Alissa Starzak
Chief Legal Officer and Secretary